SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 25, 2018

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

615 J.B. Hunt Corporate Drive Lowell, Arkansas	72745	(479) 820-0000
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See the information set forth in Item 2.03 of this current report on Form 8-K, which is incorporated by reference herein.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

See the information set forth in Item 2.03 of this current report on Form 8-K, which is incorporated by reference herein.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION.

We entered into a new $750 million Credit Agreement dated September 25, 2018, by and among J.B. Hunt Transport, Inc. as borrower, J.B. Hunt Transport Services, Inc. as parent guarantor, the lenders named therein, and Bank of America, N.A., as administrative agent. This new credit facility provides a revolving line of credit for a five year term, expiring September 30, 2023. This facility allows us to request an increase in the total commitment of up to $250 million, to request a one-year extension of the maturity date, and requires us to maintain certain covenants and financial ratios. Borrowing costs are based on LIBOR, or a Base Rate, plus an applicable margin and other fees. The new credit facility contains customary default provisions and remedies, including a right to accelerate the payment of outstanding obligations. The terms and conditions are contained in the Credit Agreement, which is attached as Exhibit 10.1. This credit facility may be used for equipment purchases, repurchases of our common stock, refinancing existing debt and other working capital purposes. This new credit facility replaced a $500 million Credit Agreement dated September 30, 2015, by and among J.B. Hunt Transport, Inc. as borrower, J.B. Hunt Transport Services, Inc. as parent guarantor, the lenders named therein, and Bank of America, N.A., as administrative agent.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, which is filed as Exhibit 10.1 and is incorporated by reference into this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1 Credit Agreement and related documents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 28th day of September, 2018.

J.B. HUNT TRANSPORT SERVICES, INC.

By:	/s/ John N. Roberts, III
John N. Roberts, III President and Chief Executive Officer, (Principal Executive Officer)

By:	/s/ David G. Mee
David G. Mee Executive Vice President, Finance and Administration and Chief Financial Officer (Principal Financial Officer)